Amana Growth Fund

Investor (AMAGX)
Institutional (AMIGX)

September 28, 2023

SUMMARY PROSPECTUS

Before you invest, you may want to review Amana Growth Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's ***prospectus*** *and other information about the Fund, including the* ***statement of additional information*** *and most recent reports to shareowners, online at www.amanafunds.com/prospectus. You can also get this information at no cost by calling 1-888-732-6262 or by sending an e-mail request to info@amanafunds.com. The Fund's prospectus and statement of additional information, both dated September 28, 2023, and most recent report to shareowners, dated May 31, 2023, are incorporated by reference into this Summary Prospectus.*

Amana Growth Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Growth Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Growth Fund	Investor Shares	Institutional Shares
Management Fees	0.64%	0.64%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.02%	0.03%
Total Annual Fund Operating Expenses	0.91%	0.67%

Example

The example below is intended to help investors compare the cost of investing in shares of the Growth Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Growth Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor’s expenses would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$93	$290	$504	$1,120
Institutional Shares	$68	$214	$373	$835

Portfolio Turnover

The Growth Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.29% of the average value of its portfolio.

Principal Investment Strategies

The Growth Fund invests only in common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are alcohol, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Growth Fund does not make any investments that pay interest. Islamic principles discourage speculation, and the Fund tends to hold investments for several years.

The Growth Fund diversifies its investments across industries and companies, and principally follows a large-cap value investment approach. As a result, the Fund favors companies expected to grow earnings and stock prices faster than the economy. The Fund may also invest in smaller and less seasoned companies. The Fund seeks companies demonstrating both Islamic and sustainable characteristics.

The Fund’s adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, with robust policies in the areas of the environment, social responsibility, and corporate governance (“ESG”). The Fund’s adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to present low risks in ESG. The Fund’s adviser also uses negative screening to exclude security issuers primarily engaged in higher ESG risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and fossil fuel extraction.

It is the policy of the Growth Fund, under normal circumstances, to invest at least 80% of total net assets in common stocks, including non-US securities. The Fund’s adviser (Saturna Capital Corporation) selects investments primarily on past earnings and revenue growth rates, and the expectation of increases in earnings and share price.

Principal Risks of Investing

Market risk: The value of Growth Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: Islamic principles restrict the Growth Fund’s ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser (Saturna Capital Corporation) believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the

Amana Growth Fund

investable universe, which may limit investment opportunities and adversely affect the Fund’s performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies, and at times may be out of favor with investors. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions. The Fund also tends to favor growth stocks, which tend to trade based on future earnings expectations, and may be more volatile than slower-growing value stocks, especially when market expectations are not met.

Small-cap risk: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

Foreign investing risk: The Growth Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Sector Risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, or regulatory events.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Growth Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Best Quarter	Q2 2020	22.63%
Worst Quarter	Q2 2022	-14.52%

The year-to-date return as of the most recent calendar quarter (which ended June 30, 2023) was 15.59%.

Amana Growth Fund

Average Annual Total Returns

The table below presents the average annual returns of the Growth Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

Periods ended December 31, 2022
	1 Year	5 Years	10 Years	Life of Fund
Growth Fund Investor Shares (AMAGX)
Return before taxes	-19.41%	13.93%	14.03%	11.32%[1]
Return after taxes on distibutions	-20.05%	13.11%	12.61%	10.75%[1]
Return after taxes on distibutions and sale of Fund shares	-11.07%	12.90%	11.62%	10.31%[1]
Growth Fund Institutional Shares (AMIGX)
Return before taxes	-19.22%	14.20%	n/a	13.95%[2]
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	-18.11%	9.14%	12.56%	11.35%[2]

[1]	Amana Growth Fund Investor Shares began operations February 3, 1994.

[2]	Amana Growth Fund Institutional Shares began operations September 25, 2013, and the Life of Fund return for the S&P 500 Index is shown since this date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor’s tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser

Saturna Capital Corporation is the Growth Fund’s investment adviser.

Portfolio Managers

Since April 2020, Mr. Scott F. Klimo CFA®, chief investment officer at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Growth Fund. From 2012 until April 2020, he was a deputy portfolio manager for the Fund. Since July 2018, and previously from 2008 to 2012, Mr. Monem

A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. Since April 2020, Mr. Christopher E. Paul MBA, CFA®, a senior investment analyst and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Growth Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $100 or more payable to the Amana Growth Fund.

Growth Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request
Write:	Amana Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Telephone request
Call:	888-732-6262 or 360-734-9900
Online
Visit:	www.amanafunds.com

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Growth Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary’s website for more information.

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